UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2010

                             Atomic Paintball, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)



        000-52856                                          75-2942917
---------------------------                               -------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

                   501 Trophy Lake Drive, Suite 314, PMB 106,
                              Trophy Club, TX 76262
                        ---------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-8611

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 18, 2010, the Company's Board of Directors approved the appointment of Mountain Share Transfer as the Company's transfer agent.

         Also on February 18, 2010, the Company approved the engagement of two consultants, Mark Dominey (also the Company's CEO and a director) and JH Brech, LLC.

         Under his Consultant Agreement, Mr. Dominey will advise the Company regarding marketing, project planning and development analysis, and intellectual asset development. The Agreement is a month-to-month agreement and may be terminated by either party upon ten days written notice. Under the Agreement, Mr. Dominey is to invoice the Company monthly for his services plus receive 100,000 shares of the Company's Common Stock. The form of the Agreement is attached hereto as Exhibit 10.1.

         Under its Consulting Agreement, JH Brech, LLC agrees to advise the Company on business matters, including, but not limited to, corporate structure, strategic planning, and capital development and implementation. The company will reimburse JH Brech for all reasonable and necessary expenses. The Agreement remains in effect until one of the parties terminates it in writing. The form of the Agreement is attached hereto as Exhibit 10.2.


                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

         The Company is currently operating under its plan of operations and is actively seeking acquisitions in the paintball industry.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

    Exhibit No.                     Description
    --------------------------------------------------------
    10.1                            Consultant Agreement with D. Mark Dominey
    10.2                            Consulting Agreement with JH Brech, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             ATOMIC PAINTBALL, INC.
                             ----------------------
                                  (Registrant)

                              Dated: March 17, 2010


                              /s/ Don Mark Dominey
                             --------------------------------------------
                             Don Mark Dominey, Chief Executive Officer